Exhibit 10.5

MTV NETWORKS
A VIACOM COMPANY


November 15, 2002

Terry Marco
Director of Marketing
The Singing Machine Company
6601 Lyons Road, Bldg. A-7
Coconut Creek, FL 33073

Dear Ms. Marco:

Reference is made to the Merchandise License Agreement dated November 1, 2000, as amended January 1, 2002, by and between MTV Networks, a division of Viacom International Inc. ("MTVN") and The Singing Machine Company, Inc. ("Licensee") with respect to the licensing of the MTV: Music Television name, trademark and logo in connection with certain song compilations for use in connection with a "Karaoke" machine (the "Agreement"). Capitalized terms used without definition herein shall have the respective definitions set forth in the Agreement.

Notwithstanding anything to the contrary contained in the Agreement, MTVN and Licensee hereby agree that the "Basic Provisions" section of the Agreement shall be amended as follows, including the Additional Terms and Conditions section as indicated in Paragraph 3 below:

1.   "Licensed Territory", add the following:

     Australia

2.   "Guaranteed Minimum Royalty", add the following:

     In consideration for the additional rights granted hereunder to Licensee, Licensee shall pay to MTVN, an additional Guaranteed Minimum royalty of Five Thousand United States Dollars (US$5,000)(the "Australia Guaranteed Minimum Royalty") payable upon Licensee's execution of this Amendment. Licensee shall report sales of Licensed Products in Australia separately from those royalties earned in the United States, its territories and possessions, utilizing the attached Royalty Report form. In addition, it is understood and agreed that Licensee shall not have the right to cross collateralize royalties earned in respect of sale of the Licensed Products between territories (e.g. royalties earned in the United States, its territories and possessions may not be applied against royalties earned in Australia, and vice versa). The Australia Guaranteed Minimum Royalty is a one-time payment and the Licensee shall not have any obligation to make additional payments for the right to sell the Licensed Productu8s currently granted under the Agreement in Australia, other than royalties due MTVN in respect of sale of the Licensed Products in Australia.

3. Article 4, Quality Samples, Approvals, and Manufactures, subparagraph (d), add the following:

     With respect to Australia only, concurrently with the initial shipment of Licensed Product, Licensee shall send 4 product samples of Music Product (as defined in the Agreement) and 2 product samples of MTV Karaoke Machines

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     (as defined in the Agreement) directly to Miriam Wermelt, Manager,
     International Consumer Products, 1515 Broadway, New York, NY 10036, 47th floor and 2 of each Licensed Product each subsequent year of the License Term.

Nothing contained herein shall be deemed a waiver of any of MTVN's rights and remedies, with respect to the performance of the Agreement at law or equity, all of which are expressly reserved, nor shall anything contained herein relieve Licensee of its obligations set forth in the Agreement.

Except as otherwise herein amended, the Agreement is hereby ratified and confirmed in all respects.

Please indicate your acceptance of the foregoing by signing in the space provided below.

                                        Very truly yours,
ACCEPTED AND AGREED TO:

                                        MTV NETWORKS, a division of
The Singing Machine Company, Inc.       Viacom International Inc.

By: /s/ John Klecha                     By: /s/ Kathleen Hricik
    ---------------------------             -----------------------------
Name: John Klecha                       Name: Kathleen Hnak
Title: President & COO                  Title: EVP International Program
                                               Enterprises
Date: 11/26/02                          Date:

                                   Exhibit A
                          MTV NETWORKS ROYALTY REPORT

Licensee: _____________________
Property: _____________________
Reporting Period: _____________

------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------
Product         Design #    Retail     Unit    Quantity of    Total    Royalty    Royalty     Deductions
Description                 Account    Price   Units Sold     Sales      Rate       Due
------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------

------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------

------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------

------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------

------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------

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------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------

------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------

------------- ----------- ---------- -------- ------------- --------- ---------- ----------- ------------
                            Totals:
                                               ------------ ---------               -------- ------------


Total Royalty Due:_______________

Less Deductions: ________________
Less Advance Paid
(or balance forward):____________

Balance Forward:_________________  or Amount Due:______________

I hereby certify that the above information is true and accurate:

Signature:_______________________________
Print Name:______________________________
Title:___________________________________